SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 9, 2001 (October 7, 2001)
Date of Report (Date of earliest event reported)

SUSA PARTNERSHIP, L.P.
(Exact name of registrant as specified in its charter)

Tennessee	001-12403	62-1554135

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer

of incorporation)		Identification No.)

175 Toyota Plaza, Suite 700
Memphis, Tennessee 38103
(Address of principal executive offices)

(901) 252-2000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

     On October 7, 2001, Storage USA, Inc. executed the letter agreement attached as Exhibit 10.1 with Security Capital Group Incorporated. The letter agreement extends the previously announced modification of the standstill restrictions applicable to Security Capital until October 31, 2001. On October 8, 2001, Storage USA issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     a) Financial Statements.

None

     b) Pro Forma Financial Information.

None

     c) Exhibits.

Number	Exhibit

10.1	Letter Agreement with Security Capital Group Incorporated, dated as of October 7, 2001

99.1	Press Release, dated October 8, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUSA PARTNERSHIP, L.P.

By: STORAGE USA, INC. General Partner

Date: October 9, 2001	By: /s/ John W. McConomy John W. McConomy Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	Letter Agreement with Security Capital Group Incorporated, dated as of October 7, 2001

99.1	Press Release, dated October 8, 2001